UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2010

THE LGL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-106	38-1799862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL		32804
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 298-2000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2010, the Board of Directors (the “Board”) of The LGL Group, Inc. (the “Company”) elected Michael Chiu to serve as a member of the Board effective immediately.

Dr. Chiu was most recently the President and Chief Technology Officer of Trophos Energy, a venture-backed bio-energy company.  He previously served as a Business Unit Manager at Teradyne, Inc., a semiconductor automated test equipment supplier.  Dr. Chiu holds a Ph.D. in engineering and an MBA, both from the Massachusetts Institute of Technology.

Item 8.01.	Other Events.

On November 3, 2010, the Company issued a press release announcing the election of Dr.  Chiu to the Board, a copy of which is attached as Exhibit 99.1 hereto.

Item 9.01.              Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.                                                            Description
99.1                                                                      Press Release dated November 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 3, 2010	THE LGL GROUP, INC.

	By:	/s/ R. LaDuane Clifton
		Name:	R. LaDuane Clifton
		Title:	Chief Accounting Officer

EXHIBIT INDEX
Exhibit No.                                                            Description
99.1	Press Release dated November 3, 2010.